SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 20, 2001
                                                        (February 20, 2001)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                 0-10592                                     14-1630287
         (Commission File Number)           (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

TrustCo Bank Corp NY


Item 5.   Other Events

          A press release was issued on February 20, 2001, declaring a quarterly cash dividend of $0.15 per share, payable April 2, 2001, to the shareholders of record at the close of business on March 9, 2001. Attached is the press release labeled as exhibit 99(a).




Item 7    (c) Exhibits


          Reg S-K Exhibit No. Description 99(a) Press release dated February 20, 2001, declaring a quarterly cash dividend of $0.15 per share, payable April 2, 2001, to the shareholders of record at the close of business on March 9, 2001.









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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 20, 2001

                                                TrustCo Bank Corp NY
                                                (Registrant)


                                                By:/s/ Robert T. Cushing
                                                   Robert T. Cushing
                                                   Vice President and
                                                   Chief Financial Officer


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


                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.    Description                                  Page
__________________     ____________________________              __________
         99(a)         Press release dated February 20, 2001,         5
                       declaring a quarterly  cash dividend
                       of $0.15 per share,  payable April 2,
                       2001,  to the  shareholders  of
                       record at the close of business
                       on March 9, 2001.

                                                             Exhibit 99(a)
TRUSTCO
Bank Corp NY                                                News Release
--------------------------------------------------------------------------------
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                   NASDAQ -- TRST
             Trustco Savings Bank


             John L. Pritchard
             Administrative Vice President
             518-381-3629



FOR IMMEDIATE RELEASE:


                         TRUSTCO DECLARES CASH DIVIDEND

Schenectady, New York - February 20, 2001


     On February 20, 2001 the Board of Directors of the Company declared a quarterly dividend of $0.15 per share, payable April 2, 2001, to the shareholders of record at the close of business on March 9, 2001.

     TrustCo is a $2.5 billion bank holding company and through its subsidiaries, Trustco Bank, National Association and Trustco Savings Bank operates 55 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, the bank operates a full service Trust Department with $1.30 billion of assets under management. The common shares of TrustCo are traded on the Nasdaq National Market tier of the Nasdaq Stock Market under the symbol TRST.


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